                               SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the registrant  X
Filed by a party other than the registrant  __
__ Preliminary proxy statement
   Definitive proxy statement
X_ Definitive additional materials
__ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       McDonnell Douglas Corporation
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             (Name of Registrant as Specified in Its Charter)

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       (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

    $125 per Exchange Act Rule 0-11(c)(l)(ii), 14a-6(i)(l), or 14a-6(i)(2)
__  $500 per each party to controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
__  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
  (1)  Title of each class of securities to which transaction applies:

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  (2)  Aggregate number of securities to which transaction applies:

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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4)  Proposed maximum aggregate value of transaction:

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  (5)  Total fee paid:
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       Fee paid previously with preliminary materials.

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  X Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:
            $125.00
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  (2)  Form, Schedule or Registration Statement No.:
       DEF 14A - Definitive Proxy Statement
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  (3)  Filing Party:  McDonnell Douglas Corporation
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  (4)  Date Filed:    March 20, 1995
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On April 17, 1995, the following message is expected to be mailed to shareholders holding 500 or more shares of McDonnell Douglas Corporation common stock whose proxy card has not been received:


                          McDonnell Douglas Corporation
                    P.O. Box 516, St. Louis, Missouri  63166





                                              April 17, 1995



Dear McDonnell Douglas Shareholder:

As of yesterday, we have not received your proxy for our Annual Meeting of Shareholders to be held Friday, April 28, 1995. We always seek substantial shareholder representation at the meeting and appreciate your vote.

If you have not returned the original proxy card, please indicate your vote and immediately return the enclosed duplicate proxy card in the enclosed business reply envelope. If you later decide to cancel your proxy, you may do so at any time before the shares are voted at the meeting.

                                       Very truly yours,

                                       Steven N. Frank
                                       Secretary